OTHER (GAINS) AND LOSSES	12 Months Ended
Mar. 31, 2021
Analysis of income and expense [abstract]
OTHER (GAINS) AND LOSSES	OTHER (GAINS) AND LOSSES

	2021	2020
Impairment of non-financial assets	$103.5	$—
Net gain on foreign currency exchange differences	(17.2)	(41.6)
Impairment of goodwill (Note 29)	—	37.5
Other	5.4	(12.7)
Other (gains) and losses	$91.7	$(16.8)
Impairment of non-financial assets
Given the negative impacts of the COVID-19 pandemic on the global economy, the Company’s main markets, its product offering and its customers, the Company considered the evolving conditions and impacts from the COVID-19 pandemic as part of its review of impairment indicators for non-financial assets. As a result of these reviews, the Company recorded impairment charges totaling $103.5 million during the year ended March 31, 2021.

For the Civil Aviation Training Solutions segment, the reduced demand from aviation customers, shifts in aircraft fleet type operated by its customers and reduced activity in helicopter training in relation to the COVID-19 pandemic resulted in impairment charges of $46.7 million of property, plant and equipment, mostly simulators and parts, $22.2 million of intangible assets, including capitalized development costs and customer relationships, and $11.2 million of inventories.

For the Defence and Security segment, the market was impacted by the evolving conditions of the COVID-19 pandemic which led to changes in customers focus and in the expected recoverability of certain technologies and products and resulted in impairment charges of $12.6 million of intangible assets, mostly capitalized development costs, and $10.8 million of inventories.

Other
For the year ended March 31, 2021, other gains and losses include a net remeasurement gain of $12.7 million from payment deferrals obtained from governments on certain R&D and royalty obligations as part of their economic response to the COVID-19 pandemic. Also included are costs of $7.4 million for purchases of personal protective equipment for the Company’s employees and customers, additional provisions and other costs resulting directly from the Company’s response to the COVID-19 pandemic.

For the year ended March 31, 2020, other gains and losses include a remeasurement gain of $13.4 million, due to the decrease in fair value of a contingent consideration liability incurred in connection with a fiscal 2018 business combination.